UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549-1004

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)of
the Securities Exchange Act of 1934

                              June 2, 2006
(Date of Report (Date of Earliest Event Reported))

                                 LA-Z-BOY INCORPORATED
(Exact name of registrant as specified in its charter)

MICHIGAN	1-9656	38-0751137
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Indentification Number)

1284 North Telegraph Road, Monroe, Michigan	48162-3390
(Address of principal executive offices)	Zip Code

Registrant's telephone number, including area code (734) 242-1444

                                          None

        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)	Patrick H. Norton, Chairman at La-Z-Boy Incorporated, will retire from the company and will not stand for re-election to the Board of Directors at the company’s 2006 Annual Stockholders’ Meeting in August. The Board appointed Norton as Chairman Emeritus, a non-voting member of the Board of Directors, upon his retirement.

Item 9.01  Financial Statements and Exhibits

The following exhibit is furnished as part of this report:

	Description	Page #
99.1	Press Release Dated June 2, 2006	4

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LA-Z-BOY INCORPORATED —————————————— (Registrant)

Date: June 2, 2006

BY: /S/ Louis M. Riccio, Jr. —————————————— Louis M. Riccio, Jr. Corporate Controller

Exhibit 99.1

NEWS RELEASE

Contact: Mark Stegeman	(734) 241-4418	mark.stegeman@la-z-boy.com

LA-Z-BOY CHAIRMAN ANNOUNCES RETIREMENT

MONROE, MI. June 2, 2006 – La-Z-Boy Incorporated (NYSE, PCX: LZB) today announced that Patrick H. Norton, Chairman, will retire from the company and will not stand for re-election to the Board of Directors at the company’s 2006 Annual Stockholders’ Meeting in August. The Board appointed Norton as Chairman Emeritus, a non-voting member of the Board of Directors, upon his retirement.

The Board of Directors will name a successor Chairman at its August meeting.

Norton, 84, joined La-Z-Boy in 1981 and became Chairman of the Board in 1997. He is widely credited with transforming the company by building its brand, widening its product offering and distribution system and establishing the company’s Furniture Galleries® store system, which today numbers 336.

La-Z-Boy President and CEO, Kurt Darrow, said, “Pat Norton is legendary in the furniture industry and we are fortunate to have had his wisdom, direction and leadership for 25 years. Over the course of his tenure, he propelled the company to its level today and effected significant change to position us for a solid future in a dynamic environment. He will be greatly missed by the Board and all our employees and I, personally, have found it a distinct privilege to have worked with and learned from him. We wish him all the best in his retirement.”

Norton started his career in the furniture department of a St. Louis-based department store and, before joining La-Z-Boy as Senior Vice President of Sales and Marketing, worked for Ethan Allen for 20 years, where he was Vice President of Sales and Marketing and a member of the Board of Directors.

Norton has received several distinctions and awards over the course of his career, and, in 1995, was inducted into the American Furniture Hall of Fame and received the Distinguished Service Award from the American Furniture Manufacturers Association. Other honors, among many, include the National Brotherhood Award from the National Conference of Christians and Jews as well as the Spirit of Life Award from the City of Hope. Norton received an honorary Doctorate from High Point University, in High Point, North Carolina, where, in 2000, the school named its Furniture Studies Hall Norton Hall. Additionally, in 1992, members of the La-Z-Boy “extended family,” including sales representatives and dealers, established, in his honor, the Patrick H. Norton Scholarship Fund at the University.

Forward-looking Information

Any forward-looking statements contained in this news release are based on current information and assumptions and represent management’s best judgment at the present time. Actual results could differ materially from those anticipated or projected due to a number of factors. These factors include, but are not limited to: (a) changes in consumer confidence; (b) changes in demographics; (c) changes in housing sales; (d) the impact of terrorism or war; (e) continued energy price changes; (f) the impact of logistics on imports; (g) the impact of interest rate changes; (h) the potential disruptions from Chinese imports; (i) inventory supply price fluctuations; (j) the impact of imports as it relates to continued domestic production; (k) changes in currency exchange rates; (l) competitive factors; (m) operating factors, such as supply, labor, or distribution disruptions including changes in operating conditions or costs; (n) effects of restructuring actions; (o) changes in the domestic or international regulatory environment; (p) not fully realizing cost reductions through restructurings; (q) ability to implement global sourcing organization strategies; (r) the impact of new manufacturing technologies; (s) the future financial performance and condition of independently operated dealers that we are required to consolidate into our financial statements or changes requiring us to consolidate additional independently operated dealers; (t) fair value changes to our intangible assets due to actual results differing from projected; (u) the impact of adopting new accounting principles; (v) the impact from severe weather such as hurricanes and tornadoes; (w) the ability to turn around under-performing retail stores; (x) the impact of retail store relocation costs, the success of new stores or the timing of converting stores to the New Generation format; (y) the ability to procure fabric rolls domestically or abroad; and (z) factors relating to acquisitions and other factors identified from time to time in our reports filed with the Securities and Exchange Commission. We undertake no obligation to update or revise any forward-looking statements, either to reflect new developments, or for any other reason.

Additional Information

This news release is just one part of La-Z-Boy’s financial disclosures and should be read in conjunction with other information filed with the Securities and Exchange Commission, which is available at http://www.la-z-boy.com/about/investorRelations/sec_filings.aspx. Investors and others wishing to be notified of future La-Z-Boy news releases, SEC filings and quarterly investor conference calls may sign up at:

http://www.la-z-boy.com/about/investorRelations/IR_email_alerts.aspx.

Background Information

With annual sales of approximately $2 billion, La-Z-Boy Incorporated is one of the world’s leading residential furniture producers, marketing furniture for every room of the home, as well as for the hospitality, health care and assisted-living industries. The La-Z-Boy Upholstery Group companies are Bauhaus, Centurion, Clayton Marcus, England, La-Z-Boy, and Sam Moore. The La-Z-Boy Casegoods Group companies are American Drew, American of Martinsville, Hammary, Kincaid, Lea and Pennsylvania House.

The corporation’s vast proprietary distribution network is dedicated exclusively to selling La-Z-Boy Incorporated products and brands, and includes 336 stand-alone La-Z-Boy Furniture Galleries® stores and 338 La-Z-Boy In-Store Galleries, in addition to in-store gallery programs at the company’s Kincaid, Pennsylvania House, Clayton Marcus, England and Lea operating units. According to industry trade publication In Furniture, the La-Z-Boy Furniture Galleries retail network is North America’s largest single-brand furniture retailer. Additional information is available at http://www.la-z-boy.com/.